UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2001


                           ACCENT COLOR SCIENCES, INC.
             (Exact name of Registrant as specified in its charter)


  CONNECTICUT                      0-29048                          06-1380314
(State or other            (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                       Number)


           800 Connecticut Boulevard, East Hartford, Connecticut 06108
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (860) 610-4000

                                       N/A
          (Former name or former address, if changed since last report)


                           This is Page 1 of 5 pages.

                         The Exhibit Index is on Page 3.


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Item 5. Other Events.

     Accent Color Sciences, Inc. (the "Company") announced on June 8, 2001, that it had severed its remaining employee base due to lack of adequate funds to continue its operations.

     A copy of the Company's press release dated June 8, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits.

          Exhibit No.    Exhibit

          99.1           Company Press Release, dated June 8, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ACCENT COLOR SCIENCES, INC.
                                                    a Connecticut corporation



Date: June 12, 2001                                 By: /s/ Richard J. Coburn
                                                        ------------------------
                                                       Name:  Richard J. Coburn
                                                       Title: Chairman

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                                  EXHIBIT INDEX


Exhibit No.      Description                                            Page No.
-----------      -----------                                            --------

99.1             Company Press Release, dated as of June 8, 2001           4



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